Class A Shares (TCBAX)

Class I Shares (TCBIX)

(a series of Northern Lights Fund Trust III)

Supplement dated September 21, 2017
to the Prospectus dated February 1, 2017

Effective October 1, 2017, the Fund’s adviser, Stonebridge Capital Advisors, LLC (the “Adviser”) has agreed to reduce its management fee from 1.25% to 1.00%. Additionally, the Adviser has agreed to reduce the Fund’s expense limitation applicable to Class A shares from 1.90% to 1.65 and Class I shares from 1.65% to 1.40% of the Fund’s average net assets.

The following replaces the “Fees and Expenses of the Fund” portion of the “Fund Summary” section of the Prospectus.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a % of amount redeemed if held less than 90 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.75%	0.75%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.01%	1.76%
Fee Waiver (3)	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver	1.66%	1.41%
(1)	Restated to reflect current contractual management fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Fund’s adviser, Stonebridge Capital Advisors, LLC (the “Adviser”), has contractually agreed to waive management fees and to make payments to limit Fund expenses, at least until January 31, 2019, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) does not exceed 1.65% and 1.40% of the Fund’s average daily net assets for its Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$685	$1,090	$1,520	$2,713
I	$144	$520	$921	$2,044

In addition, the “Investment Adviser” subsection of the section entitled “Management” on page 6 of the Prospectus is replaced with the following:

Investment Adviser: Stonebridge Capital Advisors, LLC, 2550 University Avenue West, Suite 180 South, Saint Paul, Minnesota 55114, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 1997 for the purpose of advising individuals and institutions. As of September 30, 2016, the Adviser had approximately $975 million in assets under management.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until January 31, 2019 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) do not exceed 1.65% and 1.40% of the Fund’s average daily net assets for its Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Fund’s semi-annual report to shareholders dated March 31, 2016. For the most recent fiscal year ended September 30, 2016, the Fund incurred advisory fees totaling of 0.90% of its average net assets, after waiver.

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You should read this Supplement in conjunction with the Prospectus, dated February 1, 2017, which provide information that you should know about the Fund before investing. This document is available upon request and without charge by calling the Fund toll-free at 1-855-525-2151.

Please retain this Supplement for future reference.